UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2024
Keurig Dr Pepper Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 South Avenue, Burlington, Massachusetts 01803
(Address of principal executive offices, including zip code)
781-418-7000
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	KDP	Nasdaq Stock Market LLC

ITEM 5.07. Submission of Matters to a Vote of Security Holders

On June 10, 2024, Keurig Dr Pepper Inc. (the "Company") held its Annual Meeting via the internet at www.virtualshareholdermeeting.com/KDP2024. The matters voted upon at the Annual Meeting and the results are set forth below:

Proposal 1: Election of Directors

The Company's stockholders approved the election of the following directors to hold office for a one-year term and until their respective successors shall have been duly elected and qualified.

	For	Against	Abstentions	Broker Non-Votes
Timothy Cofer	1,188,401,057	18,362,043	1,412,807	33,053,365
Robert Gamgort	1,145,987,004	60,682,759	1,506,144	33,053,365
Oray Boston	1,186,945,288	19,847,957	1,382,662	33,053,365
Joachim Creus	1,147,563,892	59,206,290	1,405,725	33,053,365
Olivier Goudet	1,137,469,041	69,355,506	1,351,360	33,053,365
Juliette Hickman	1,202,102,544	4,644,203	1,429,160	33,053,365
Paul Michaels	1,087,691,646	119,112,673	1,371,588	33,053,365
Pamela Patsley	1,179,482,275	27,323,664	1,369,968	33,053,365
Lubomira Rochet	1,148,176,735	58,591,546	1,407,626	33,053,365
Debra Sandler	1,180,503,760	26,279,959	1,392,188	33,053,365
Robert Singer	1,203,052,233	3,751,311	1,372,363	33,053,365

Proposal 2: Approval of the Advisory Resolution on Executive Compensation

The Company's stockholders approved the advisory resolution regarding the Company's executive compensation.

For	Against	Abstentions	Broker Non-Votes
1,024,149,795	182,577,841	1,448,271	33,053,365

Proposal 3: Approval of the Ratification Proposal

The Company's stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstentions	Broker Non-Votes
1,237,561,203	2,353,525	1,314,544	—

Proposal 4: Stockholder Proposal Requesting Additional Reporting on Plastic Packaging

The Company's stockholders did not approve the stockholder proposal requesting additional reporting on single-use plastic packaging.

For	Against	Abstentions	Broker Non-Votes
107,014,768	1,091,581,492	9,579,647	33,053,365

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KEURIG DR PEPPER INC.

Dated: June 14, 2024	By:	/s/ Anthony Shoemaker
Anthony Shoemaker
Chief Legal Officer, General Counsel and Secretary